UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): August 8, 2007

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
        ----------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

                      II-A: 0-16388      II-A: 73-1295505
                      II-B: 0-16405      II-B: 73-1303341
                      II-C: 0-16981      II-C: 73-1308986
                      II-D: 0-16980      II-D: 73-1329761
                      II-E: 0-17320      II-E: 73-1324751
                      II-F: 0-17799      II-F: 73-1330632
                      II-G: 0-17802      II-G: 73-1336572
     Oklahoma         II-H: 0-18305      II-H: 73-1342476
----------------    ----------------    -------------------
(State or other       (Commission       (I.R.S. Employer
jurisdiction of        File Number)      Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     [   ] Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

     [   ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

     [   ] Pre-commencement  communications pursuant to Rule 14d-2(b) under the
           Exchange Act (17 CFR 240.14d-2(b))

     [   ] Pre-commencement  communications pursuant to Rule 13e-4(c) under the
           Exchange Act (17 CFR 240.13e-4(c))



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



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(B) General - On February 5, 2007, the General Partner (Geodyne Resources, Inc.) mailed a notice to the limited partners announcing that the Geodyne Energy Income Limited Partnership II-A (the "II-A Partnership"), the Geodyne Energy Income Limited Partnership II-B (the "II-B Partnership"), the Geodyne Energy Income Limited Partnership II-C (the "II-C
     Partnership"), the Geodyne Energy Income Limited Partnership II-D (the "II-D Partnership"), the Geodyne Energy Income Limited Partnership II-E (the "II-E Partnership"), the Geodyne Energy Income Limited Partnership II-F (the "II-F Partnership"), the Geodyne Energy Income Limited Partnership II-G (the "II-G Partnership"), and the Geodyne Energy Income Limited Partnership II-H (the "II-H Partnership") (collectively, the "Partnerships") will terminate at the end of their current term, December 31, 2007. Consequently, the Partnerships adopted the liquidation basis of accounting effective February 5, 2007. The liquidation basis of accounting reports the net assets of the Partnerships at their net realizable value. Adjustments were made to reduce all balance sheet categories into one line, "net assets of Partnership in liquidation", which is an estimate of the net fair value of all Partnership assets and liabilities. Cash, accounts receivable, and accounts payable were valued at their historical cost, which approximates fair value. Oil and gas properties were valued at their estimated net sales price, which was estimated utilizing discounted cash flows based on strip pricing as of June 30, 2007 at a discount rate of 10% for proved developed producing reserves, 18% for proved developed non-producing reserves and 20% for proved undeveloped reserves. An adjustment was made to the discounted cash flows for the effects of gas balancing and asset retirement obligations. A provision was also made to account for direct expenses that will be incurred related to the sale of the oil and gas properties. The allocation of the "net assets of Partnership in liquidation" to the General Partner and limited partners was calculated using the current allocation of income and expenses, which may change if a Partnership's distributions from the commencement of the property investment period reach a yearly average equal to at least 12% of the limited partners subscriptions. The adoption of the liquidation basis of accounting on February 5, 2007 resulted in an increase in the Partnerships' net assets as follows, at June 30, 2007:

                                II-A    $22,768,354
                                II-B     17,477,004
                                II-C      9,886,246
                                II-D     20,398,628
                                II-E      9,877,964
                                II-F     10,330,855
                                II-G     21,937,508
                                II-H      5,221,024



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




     Pro forma unaudited financial information - A limited number of pro forma adjustments are required to illustrate the effects of the August 8, 2007 Oil and Gas Clearinghouse auction (the "August Auction") on the Combined Unaudited Statements of Net Assets of Partnership in Liquidation, Combined Unaudited Statements of Changes in Net Assets of Partnership in Liquidation, and Combined Unaudited Statements of Operations. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

     (1)  II-A Partnership
          (a) August 2007 Auction

          The II-A Partnership's net fair value of its oil and gas properties sold in the August Auction was $2,397,512 as of June 30, 2007. The net sales proceeds were approximately $2,616,000.

          For the six months ended June 30, 2007, the II-A Partnership's total revenues and operating expenses would have been reduced by $428,990 and $198,220, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the six months ended June 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the II-A Partnership's Net Income from Continuing Operations would have decreased by $221,188, representing a reduction in oil and gas sales of $565,842, a reduction in operating expenses of $324,626, a reduction in depreciation, depletion, and amortization ("DD&A") of oil and gas properties of $18,774, and a reduction in accretion of the asset retirement obligation of $1,254.

          (b) Cumulative Effect

          The paragraphs below give effect to the sale of producing properties at the August Auction and the July 2007 auction described in previous 8-K filings. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the six months ended June 30, 2007, the II-A Partnership's total revenues and operating expenses would have been reduced by $1,029,799 and $390,354, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the six months ended June 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the II-A Partnership's Net Income from Continuing Operations would have decreased by $1,289,091, representing a reduction in oil and gas sales of $1,982,193, a reduction in operating expenses of $593,799, a reduction in DD&A of oil and gas properties of $78,062, and a reduction in accretion of the asset retirement obligation of $21,241.

     (2)  II-B Partnership
          (a) August 2007 Auction

          The II-B Partnership's net fair value of its oil and gas properties sold in the August Auction was $1,642,183 as of June 30, 2007. The net sales proceeds were approximately $1,965,000.

          For the six months ended June 30, 2007, the II-B Partnership's total revenues and operating expenses would have been reduced by $349,638 and $206,758, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the six months ended June 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the II-B Partnership's Net Income from Continuing Operations would have decreased by $367,841, representing a reduction in oil and gas sales of $824,294, a reduction in operating expenses of $427,766, a reduction in DD&A of oil and gas properties of $27,036, and a reduction in accretion of the asset retirement obligation of $1,651.

          (b) Cumulative Effect

          The paragraphs below give effect to the sale of producing properties at the August Auction and the July 2007 auction described in previous 8-K filings. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the six months ended June 30, 2007, the II-B Partnership's total revenues and operating expenses would have been reduced by $439,852 and $217,200, respectively.



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



          Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the six months ended June 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the II-B Partnership's Net Income from Continuing Operations would have decreased by $598,835, representing a reduction in oil and gas sales of $1,081,825, a reduction in operating expenses of $451,196, a reduction in DD&A of oil and gas properties of $29,783, and a reduction in accretion of the asset retirement obligation of $2,011.

     (3)  II-C Partnership
          (a) August 2007 Auction

          The II-C Partnership's net fair value of its oil and gas properties sold in the August Auction was $730,373 as of June 30, 2007. The net sales proceeds were approximately $848,000.

          For the six months ended June 30, 2007, the II-C Partnership's total revenues and operating expenses would have been reduced by $160,067 and $89,965, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the six months ended June 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the II-C Partnership's Net Income from Continuing Operations would have decreased by $172,318, representing a reduction in oil and gas sales of $371,353, a reduction in operating expenses of $186,482, a reduction in DD&A of oil and gas properties of $11,825, and a reduction in accretion of the asset retirement obligation of $728.

          (b) Cumulative Effect

          The paragraphs below give effect to the sale of producing properties at the August Auction and the July 2007 auction described in previous 8-K filings. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the six months ended June 30, 2007, the II-C Partnership's total revenues and operating expenses would have been reduced by $205,930 and $97,150, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the six months ended June 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the II-C Partnership's Net Income from Continuing Operations would have decreased by $273,294, representing a reduction in oil and gas sales of $490,464, a reduction in operating expenses of $200,858, a reduction in DD&A of oil and gas properties of $15,372, and a reduction in accretion of the asset retirement obligation of $940.

     (4)  II-D Partnership
          (a) August 2007 Auction

          The II-D Partnership's net fair value of its oil and gas properties sold in the August Auction was $1,276,204 as of June 30, 2007. The net sales proceeds were approximately $1,236,000.

          For the six months ended June 30, 2007, the II-D Partnership's total revenues and operating expenses would have been reduced by $164,980 and $37,510, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the six months ended June 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the II-D Partnership's Net Income from Continuing Operations would have decreased by $202,272, representing a reduction in oil and gas sales of $362,907, a reduction in operating expenses of $142,116, a reduction in DD&A of oil and gas properties of $17,618, and a reduction in accretion of the asset retirement obligation of $901.

          (b) Cumulative Effect

          The paragraphs below give effect to the sale of producing properties at the August Auction and the July 2007 auction described in previous 8-K filings. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the six months ended June 30, 2007, the II-D Partnership's total revenues and operating expenses would have been reduced by $603,571 and $186,577, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the six months ended June 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the II-D Partnership's Net Income from Continuing Operations would have decreased by $854,245, representing a reduction in oil and gas sales of $1,331,794, a reduction in operating expenses of $417,235, a reduction in DD&A of oil and gas properties of $56,613, and a reduction in accretion of the asset retirement obligation of $3,701.

     (5)  II-E Partnership
          (a) August 2007 Auction

          The II-E Partnership's net fair value of its oil and gas properties sold in the August Auction was $2,240,202 as of June 30, 2007. The net sales proceeds were approximately $2,872,000.

          For the six months ended June 30, 2007, the II-E Partnership's total revenues and operating expenses would have been reduced by $301,146 and $87,153, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the six months ended June 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the II-E Partnership's Net Income from Continuing Operations would have decreased by $130,896, representing a reduction in oil and gas sales of $446,933, a reduction in operating expenses of $271,973, a reduction in DD&A of oil and gas properties of $42,265, and a reduction in accretion of the asset retirement obligation of $1,799.

          (b) Cumulative Effect

          The paragraphs below give effect to the sale of producing properties at the August Auction and the May and July 2007 auctions described in previous 8-K filings. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the six months ended June 30, 2007, the II-E Partnership's total revenues and operating expenses would have been reduced by $573,646 and $166,944, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the six months ended June 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the II-E Partnership's Net Income from Continuing Operations would have decreased by $538,197, representing a reduction in oil and gas sales of $1,012,529, a reduction in operating expenses of $421,765, a reduction in DD&A of oil and gas properties of $49,315, and a reduction in accretion of the asset retirement obligation of $3,252.


     (6)  II-F Partnership
          (a) August 2007 Auction

          The II-F Partnership's net fair value of its oil and gas properties sold in the August Auction was $3,278,010 as of June 30, 2007. The net sales proceeds were approximately $4,338,000.

          For the six months ended June 30, 2007, the II-F Partnership's total revenues and operating expenses would have been reduced by $402,855 and $96,772, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the six months ended June 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the II-F Partnership's Net Income from Continuing Operations would have decreased by $79,445, representing a reduction in oil and gas sales of $231,973, a reduction in operating expenses of $130,263, a reduction in DD&A of oil and gas properties of $21,392, and a reduction in accretion of the asset retirement obligation of $873.

          (b) Cumulative Effect

          The paragraphs below give effect to the sale of producing properties at the August Auction, the May 2007 auction described in previous 8-K filings, and other miscellaneous property sales that occurred in July 2007. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the six months ended June 30, 2007, the II-F Partnership's total revenues and operating expenses would have been reduced by $478,449 and $100,320, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the six months ended June 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the II-F Partnership's Net Income from Continuing Operations would have decreased by $81,142, representing a reduction in oil and gas sales of $234,258, a reduction in operating expenses of $130,826, a reduction in DD&A of oil and gas properties of $21,400, and a reduction in accretion of the asset retirement obligation of $890.

     (7)  II-G Partnership
          (a) August 2007 Auction

          The II-G Partnership's net fair value of its oil and gas properties sold in the August Auction was $7,043,841 as of June 30, 2007. The net sales proceeds were approximately $9,313,000.

          For the six months ended June 30, 2007, the II-G Partnership's total revenues and operating expenses would have been reduced by $845,572 and $202,816, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the six months ended June 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the II-G Partnership's Net Income from Continuing Operations would have decreased by $166,112, representing a reduction in oil and gas sales of $485,335, a reduction in operating expenses of $272,428, a reduction in DD&A of oil and gas properties of $44,959, and a reduction in accretion of the asset retirement obligation of $1,836.

          (b) Cumulative Effect

          The paragraphs below give effect to the sale of producing properties at the August Auction, the May 2007 auction described in previous 8-K filings, and other miscellaneous property sales that occurred in July 2007. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the six months ended June 30, 2007, the II-G Partnership's total revenues and operating expenses would have been reduced by $1,003,453 and $210,252, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the six months ended June 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the II-G Partnership's Net Income from Continuing Operations would have decreased by $169,753, representing a reduction in oil and gas sales of $490,250, a reduction in operating expenses of $273,641, a reduction in DD&A of oil and gas properties of $44,977, and a reduction in accretion of the asset retirement obligation of $1,879.

     (8)  II-H Partnership
          (a) August 2007 Auction

          The II-H Partnership's net fair value of its oil and gas properties sold in the August Auction was $1,552,308 as of June 30, 2007. The net sales proceeds were approximately $2,056,000.

          For the six months ended June 30, 2007, the II-H Partnership's total revenues and operating expenses would have been reduced by $193,988 and $46,768, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the six months ended June 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the II-H Partnership's Net Income from Continuing Operations would have decreased by $37,320, representing a reduction in oil and gas sales of $111,178, a reduction in operating expenses of $62,940, a reduction in DD&A of oil and gas properties of $10,495, and a reduction in accretion of the asset retirement obligation of $423.

          (b) Cumulative Effect

          The paragraphs below give effect to the sale of producing properties at the August Auction, the May 2007 auction described in previous 8-K filings, and other miscellaneous property sales that occurred in July 2007. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.

          For the six months ended June 30, 2007, the II-H Partnership's total revenues and operating expenses would have been reduced by $230,574 and $48,493, respectively. Under liquidation accounting, discontinued operations are no longer presented. Revenues and expenses for the six months ended June 30, 2007 include all sold properties. Revenues and expenses for the year ended December 31, 2006 include only the sold properties classified as continuing operations at December 31, 2006.

          For the year ended December 31, 2006, the II-H Partnership's Net Income from Continuing Operations would have decreased by $38,229, representing a reduction in oil and gas sales of $112,404, a reduction in operating expenses of $63,242, a reduction in DD&A of oil and gas properties of $10,499, and a reduction in accretion of the asset retirement obligation of $434.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H

                                  By: GEODYNE RESOURCES, INC.
                                      General Partner

                                       //s// Dennis R. Neill
                                      -----------------------------
                                      Dennis R. Neill
                                      President

DATE: August 29, 2007